UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 4, 2011
               Date of Report (Date of earliest event reported)

                            Medytox Solutions, Inc.
            (Exact name of registrant as specified in its charter)

                                    Nevada
                (State or Other Jurisdiction of Incorporation)

                                   000-54346
                           (Commission File Number)

                                  54-2156042
                       (IRS Employer Identification No.)

       400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401
             (Address of Principal Executive Offices and Zip Code)

                                (954) 684-8288
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)

Section 1 - Registrant's Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Trident Laboratories, Inc.

       As previously reported on October 26, 2011, Medytox Institute of Laboratory Medicine, Corp. ("Medytox"), a wholly owned subsidiary of registrant, Casino Players, Inc. (the "Company"), entered into an agreement (the "Agreement") for the purchase of up to eighty-one percent (81%) of the issued and outstanding equity ownership interests of Trident Laboratories, Inc. ("Trident") from its shareholders ("Shareholders"). Trident is a Florida corporation maintaining its principal place of business at 6011 Rodman Street, Suite 107, Hollywood, Florida 33032.

	As of the signing of the agreement, Trident assigned 49% of the stock to escrow for the benefit of Medytox and consented to perform testing on behalf of Medytox. Upon payment of the $500,000 note Medytox will receive the 49% of the stock plus an additional 32% from the shareholders of Trident and Medytox will own 81% of the Trident. Until the note is paid in full the former shareholders of Trident will be allowed to keep 100% of the profits of their existing and future non-Medytox testing after a fair allocation of operating costs.

	Medytox offers to purchase the remaining 19% from the shareholders of Trident, after 24 months of combined operations, for consideration equal to three (3) times the annual profits as determined from audited financial statements. This offer expires after 36 months.

	The Company filed audited financial statements for the years ended December 31, 2010 via Form 8-K on November 4, 2011. Trident was organized in December 2009 and started operations in March 2010. Only the 2010 statements were audited. The balances at August 22, 2011 are as yet unaudited.

	Medytox. accounted for the assets, liabilities and ownership interests in accordance with the provisions of ASC 805, Business Combinations for acquisitions occurring in years beginning after December 15, 2008 (formerly SFAS No. 141R, Business Combinations). As such, the recorded assets and liabilities acquired have been recorded at fair value and any difference in the net asset values and the consideration given has been recorded as a gain on acquisition or as goodwill. The unaudited values as of the date of agreement are as follows:

				August 22, 2011 (Unaudited)

Cash				$848
Accounts receivable		119,477
Other current assets		24,596
Fixed assets			131,714
Goodwill			500,000
				-
Total assets purchased		$776,636

Account Payables		$44,861
Accrued liabilities		11,287
Related party loans		72,091
LT Liabilities			50,799
Equity				97,598

Note				500,000

Total liabilities assumed and
 consideration given		$776,636


	Pro forma results of operations for the years ended December 31, 2010 and 2009 as though this acquisition had taken place at January 1, 2009 are as follows:
			Year ended December 31, 2009	Year ended December 31, 2010

Revenues		$11,082				$415,823

Net Income (loss)	$(54,500)			$(225,643)

Earnings per share	$(0.00)				$(0.01)


	The unaudited balance sheet and pro forma results disclosed in the tables above are based on various assumptions and are not necessarily indicative of the results of the financial position or operations that would have occurred had the Company completed this acquisition on January 1, 2009 or 2010. The acquired balance sheet above is subject to revision during the year end audit.
Acquisition of Medical Billing Choices, Inc.

	As previously reported, on October 27, 2011, Medytox Solutions, Inc. (OTCBB: "MMMS"), f/k/a Casino Players, Inc. (the "Company",), entered into an agreement (the "Agreement") for the purchase of all issued and outstanding equity ownership interests of Medical Billing Choices, Inc. a/k/a TA ARC Medical Billing ("MBC") from its shareholders ("Shareholders"). MBC is a corporation maintaining its principal place of business at 814 Tyvola Road, Suite 116, Charlotte, North Carolina 28217.

       As of the signing of the agreement, MBC assigned 49% of the stock to escrow for the benefit of the Company and assumed the duties of billing the medical services provided by any subsidiary of the Company. Upon payment of the $750,000 note the Company will receive the 49% of the stock and the remaining 51% from the shareholders of MBC and the Company will own 100% of the MBC. Until the note is paid in full the former shareholders of MBC will be allowed to keep 100% of the profits of their existing and future non-Company billings.

       The Company filed audited financial statements for the years ended December 31, 2010 and December 31, 2009 via Form 8-K on November 4, 2011. The balances at August 22, 2011 are as yet unaudited.

       The Company accounted for the assets, liabilities and ownership interests in accordance with the provisions of ASC 805, Business Combinations for acquisitions occurring in years beginning after December 15, 2008 (formerly SFAS No. 141R, Business Combinations). As such, the recorded assets and liabilities acquired have been recorded at fair value and any difference in the net asset values and the consideration given has been recorded as a gain on acquisition or as goodwill. The unaudited values as of the date of agreement are as follows:

				August 22, 2011 (Unaudited)

Cash				$80,073
Accounts receivable		15,550
Fixed assets			51,897
Goodwill			812,688
				-
Total assets purchased		$960,208

Accrued liabilities		$58,160
LT Liabilities			52,048
Cash paid			100,000
Installment note given		750,000
	-
Total liabilities assumed and
 consideration given		$960,208

Pro forma results of operations for the years ended December 31, 2010 and 2009 as though this acquisition had taken place at January 1, 2009 are as follows:

			Year ended December 31, 2009	Year ended December 31, 2010

Revenues		$501,092			$422,810

Net Income (loss)	$(42,374)			$(358,350)

Earnings per share	$(0.00)				$(0.01)


The unaudited balance sheet and pro forma results disclosed in the tables above are based on various assumptions and are not necessarily indicative of the results of the financial position or operations that would have occurred had the Company completed this acquisition on January 1, 2009 or 2010. The acquired balance sheet above is subject to revision during the year end audit.

Pro-forma results of the acquisitions of Medical Billing Choices, Inc and Trident Laboratories, Inc by Medytox Solutions, Inc and Subsidiary

Pro forma results of operations for the years ended December 31, 2010 and 2009 as though both acquisition had taken place at January 1, 2009 are as follows:

			Year ended December 31, 2009	Year ended December 31, 2010

Revenues		$501,092			$761,042

Net Income (loss)	$(42,374)			$(256,952)

Earnings per share	$(0.00)				$(0.01)


Shares outstanding	30,456,700			32,465,300


Section 2 - Financial Information

Item 2.01 Completion of Acquisition of Disposition of Assets.

See above.

The Trident Laboratories, Inc. Acquisition

Shareholders involved in the transaction include Michele M. Steegstra, Christopher K. Hawley, Donnette W. Hawley, Skyler V. Lukas and Michael J. Falestra. There are no material relationships between the Company, Medytox or their respective affiliates and any of the parties to the Agreement, other than with respect to the Agreement.

The Medical Billing Choices, Inc. Transaction

The sole Shareholder of Medical Billing Choices, Inc. who entered into the agreement to sell his shares of common stock is Mike Nicholson. There are no material relationships between the Company, or its affiliates and any of the parties to the Agreement, other than with respect to the Agreement. The funds utilized to date in effectuating the purchase were derived from operating revenue of Company subsidiary, Medytox Institute of Laboratory Medicine, Inc. and a loan received from an unaffiliated entity known as Valley View Drive Associates, LLC, a New Jersey limited liability company.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibit 10.1 - Agreement between Trident Laboratories, Inc., et al. and
Medytox Institute of Laboratory Medicine, Corp. dated August 22, 2011.

(b)	Exhibit 10.2 - Agreement between Medical Billing Choices, Inc., et al.
and Casino Players, Inc. n/k/a Medytox Solutions, Inc. dated August 22, 2011.

(c)	Financial Statements of Trident Laboratories, Inc.

(d)	Financial Statements of Medical Billing Choices, Inc.

                                  SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				MEDYTOX SOLUTIONS, INC.

DATED:  November 4, 2011.	By: /s/:  William G. Forhan
				William G. Forhan, CEO, CFO and Chairman,
				(Principal Executive Officer)
				(Principal Financial and Accounting Officer)

                          Trident Laboratories, Inc.
                             Financial Statements
                               December 31, 2010

                               Table of Contents

Report of Independent Registered Public Accounting Firm		2

Balance Sheet as of December 31, 2010				3

Statements of Operations and Changes in Stockholders' Equity
For the year ended December 31, 2010				4

Statements of Cash Flows for the year ended
December 31, 2010						5

Notes to the Financial statements			      6 - 11

                                Peter Messineo
                          Certified Public Accountant
                      1982 Otter Way Palm Harbor FL 34685
                               peter@pm-cpa.com
                      T   727.421.6268   F   727.674.0511

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Trident Laboratories, Inc.:

I have audited the accompanying balance sheet of Trident Laboratories, Inc. as of December 31, 2010 and the related statements of operations and changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor was I engaged to perform an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal controls over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trident Laboratories, Inc. as of December 31, 2010 and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA

Peter Messineo, CPA
Clearwater, Florida
November 4, 2011

                          Trident Laboratories, Inc.
                                 Balance Sheet
                               December 31, 2010

Assets
Current assets
	Cash						$69
	Accounts receivable				119,476
	Other current assets				4,000
Total current assets					123,545

Property & equipment, net of accumulated
 depreciation of $1,278					76,661

Total Assets						$200,206

Liabilities and Stockholders' Equity
Current liabilities
	Accounts payable				$24,878
	Accrued expenses				10,230
	Notes payable					19,544
Total current liabilities				54,652

Notes payable, net of current portion			44,156
Total liabilities					98,808

Stockholders' Equity
	Common stock, no par value, 1,000 shares
	authorized; 1,000  issued and outstanding	1,000
	Subscriptions receivable			(1,000)
	Retained earnings				101,398
Total stockholders' equity				101,398

Total Liabilities and Stockholders' Equity		$200,206

  The accompanying notes are an integral part of these financial statements.

                          Trident Laboratories, Inc.
                            Statement of Operations
                     For the Year Ended December 31, 2010



Revenues					$338,232

Operating expenses:
	Compensation				105,159
	Consulting				29,070
	Professional fees			1,000
	General and administrative		100,327
	Amortization and depreciation		1,278
	Total operating expenses		236,834

Net income from operations before income taxes	101,398

	Provision for income taxes		-

Net income					$101,398


  The accompanying notes are an integral part of these financial statements.

                          Trident Laboratories, Inc.
                       Statement of Stockholders' Equity


												Stock-
					Common			Subscription	Retained	Holders'
				shares		Value		Receivable	Earnings	Equity

Balance at December 31, 2009	-		$-		$-		$-		$-

  Initial capitalization	1,000		1,000		(1,000)				-

  Net income									101,398		101,398

Balance at December 31, 2010	1,000		$1,000		$(1,000)	$101,398	$101,398


  The accompanying notes are an integral part of these financial statements.

                          Trident Laboratories, Inc.
                            Statement of Cash Flows

							For the Year Ended
							December 31,
							2010

Cash Flows from Operating Activities:
	Net income					$	101,398
	Adjustment to reconcile net income to net
	cash provided by operations:
	Depreciation					1,278
	Changes in assets and liabilities:
	Accounts receivable				(119,477)
	Other current assets				(4,000)
	Accounts payable				24,878
	Accrued expenses				10,231
	Net Cash Provided by Operating Activities	14,308

Cash Flows from Investing Activities:
	Purchase of property and equipment		(14,239)
	Net Cash (Used) in Operating Activities		(14,239)


Net increase in Cash					69

Cash at beginning of period				-

Cash at end of period					$69

Supplemental cash flow information:
	Interest paid					$-
	Taxes paid					$-

Non-cash transactions:
	Purchase of vehicle through direct financing	$63,700



The accompanying notes are an integral part of these financial statements.

                           TRIDENT LABORATORIES, INC
                         NOTES TO FINANCIAL STATEMENTS
                    YEARS ENDED DECEMBER 31, 2010 and 2009

1.	Description of Business

Trident Laboratories, Inc., ("Trident" or the "Company") was organized under the laws of Florida in December 2009, with an effective date of January 1, 2010. The Company started operations in May 2010 as a medical testing laboratory. The Company performs testing on a contract basis for medical and business entities through-out Florida. The Company operates as an S-Corporation for corporate tax purposes.

2.	Accounting Policies and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments. Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.
Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements. This value was evaluated on a recurring basis (at least annually). Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Three levels of inputs were used to measure fair value.

*	Level 1: Quotes market prices in active markets for identical assets or liabilities.

*	Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

*	Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company's market segments. The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

A portion of the receivables are with governmental payers and subject to periodic review and adjustment.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment medical equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company's balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually. Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the
assets' carrying amount.   If such assets were impaired, the impairment to be
recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company performs medical testing of samples supplied by medical and corporate customers. Services are billed when the results are presented. The company uses an outside billing agency to process the invoices. The services are billed at the estimated reimbursement rates published by the various payers. A portion of the services are with billed governmental payers and subject to periodic review and retroactive adjustment.

Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company. Adjustments are normal and recurring, and generally communicated within reasonable time or within the billing period. Adjustments are considered immaterial.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company's operating expenses. Advertising costs for the year ended December 31, 2010 was $458.

Income Taxes

A.	For the year ended December 31, 2010 the Company had elected to be taxes as an S-Corporation. As such, the taxable income is passed-through to the owners and taxed on their return. Therefore no provision or benefit for income taxes is provided in these statements. The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements. Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements. Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2010 through the date these financial statements were issued.

3.	Notes Payable

The Company is party a vehicle loan. At December 31, 2010 notes payable consisted of the following:

											December 31,
											2011
Commercial loan with a finance company, dated December 10, 2010, in the original amount of $63,700 and bearing interest at 8%.  Principle and interest payments in the amount of $2,000 are payable for 36 months ending on December
10, 2013. This note is secured by a lien on a vehicle with a carrying value of
$63,700 at December 31, 2010								63,700

											63,700

Less current portion									(19,544)

											$44,156

Principal maturities of notes payables for the next five years and thereafter are as follows:

	Period ended December 31,
	2012				$19,544
	2013				21,167
	2014				22,989
	2015				-
	2016				-
	Thereafter			-
					$63,700

4.	Related Party Transactions

The Company issued stock to organizing stockholders on a subscription receivable. The subscription receivable is reported in the equity section as a contra-account to the common stock. The subscription receivable for the stockholders at December 31, 2010 was $1,000.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

5.	Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company's financial position or results of operations.

A portion of the services are to billed governmental payers at published rates and subject to periodic review and retroactive adjustment. Retroactive adjustment due to a Medicare or Medicaid review are considered to be a change in the estimate and recorded in the period that the adjustment is communicated to the Company.

The Company leases office space in Hollywood, Florida under an annually renewable lease ending each February 2011. The Company was also leasing
medical office equipment under a short-term lease.   Rent expense for the
office for year ended December 31, 2010 was $31,896. Leasing costs for the equipment for the year ended December 31, 2010 was $2,422.

The minimum future lease payments on the office and equipment are as follows:

	Year ended December 31,

	2011			$5,673
	2012			$-
	2013			$-
	2014			$-
	2015			$-


6.	Subsequent Events

Subsequent to December 31, 2010, the stockholder elected to sell 81% of the stock to an unrelated corporation on an installment plan. As of August 22, 2011 the stockholders have assigned 49% of the outstanding stock and hold those shares in escrow pending full payment of the installment note. Upon payment of the note the 49% and the additional 32% of the stock will be transferred to the purchasers.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission ("SEC") that would have a material impact on our financial statements.

                         Medical Billing Choices, Inc.
                             Financial Statements
                          December 31, 2010 and 2009

                               Table of Contents

Report of Independent Registered Public Accounting Firm		2

Balance Sheets as of December 31, 2010 and 2009			3

Statements of Operations and Changes in Member's Equity
For the years ended December 31, 2010 and 2009			4

Statements of Cash Flows for the years ended
December 31, 2010 and 2009					5

Notes to the Financial statements			      6 - 11

                                Peter Messineo
                          Certified Public Accountant
                      1982 Otter Way Palm Harbor FL 34685
                               peter@pm-cpa.com
                      T   727.421.6268   F   727.674.0511


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Medical Billing Choices, Inc.:

I have audited the accompanying balance sheets of Medical Billing Choices, Inc. as of December 31, 2010 and 2009 and the related statements of operations and changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor was I engaged to perform an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal controls over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provided a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Billing Choices, Inc. as of December 31, 2010 and 2009and the results of its operations for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA
Peter Messineo, CPA
Clearwater, Florida
November 3, 2011

                          Medical Billing Choice Inc.
                                Balance Sheets

								12/31/10	12/31/09

Assets
Current assets
	Cash							$329		$734
	Accounts receivable, net of allowance for doubtful
         accounts of $28,000 and $15,000, respectively.		42,954		51,596

Total current assets						43,283		52,330

Property and equipment, net of accumulated
 depreciation of  $80,334 and $62,275, respectively		63,861		81,921

Total Assets							$107,144	$134,251

Liabilities and Stockholders' Equity
Current liabilities
	Accounts payable and accrued expenses			$30,707		$12,521
	Notes payable, current portion				15,427		13,985
Total current liabilities					46,134		26,506

Notes payable, net of current portion				46,583		62,009
Total liabilities						92,717		88,515

Stockholders' Equity
	Common Stock, $0.01 par value, 1,000 shares
	 authorized; 1,000 and 1,000 shares
	 issued and outstanding, respectively			10		10
	Additional paid-in capital				33,596		33,596
	Retained earnings					(19,179)	12,130
Total stockholders' equity					14,427		45,736

Total Liabilities and Stockholders' Equity			$107,144	$134,251

  The accompanying notes are an integral part of these financial statements.

                          Medical Billing Choice Inc.
                           Statements of Operations

	  						For the Years Ended
							     December 31,
							2010		2009

Revenues						$345,219	$490,010

Operating expenses:
	Compensation					133,117		184,288
	Consulting					-		56,012
	Professional fees				55,335		16,890
	General and administrative			164,350		210,175
	Amortization and depreciation			18,059		7,872
	Total operating expenses			370,861		475,236

(Loss) income from operations before income taxes	(25,642)	14,774

Other (income) expense
	Interest expense				5,667		2,644
	Provision for income taxes			-		-

Net (loss) income					$(31,309)	$12,130

  The accompanying notes are an integral part of these financial statements.

                          Medical Billing Choice Inc.
                       Statement of Stockholders' Equity



													Stock-
						Common			Subscription	Retained	Holders'
					shares		Value		Receivable	Earnings	Equity

Balance at December 31, 2008		100		$1		$99		$(57,694)	$(57,594)

Recapitalization of ARC, change of
 control to minority shareholder
 (related party), includes transfer
 of ownership of existing assets and
 conversion of debt to equity:
	Sale of ARC, share cancellation	(100)		(1)		33,507		57,694		91,200
	Issuance of shares		1,000		10		(10)		-		-

	Net loss									12,130		12,130

Balance at December 31, 2009		1,000		10		33,596		12,130		45,736

	Net loss									(31,309)	(31,309)

Balance at December 31, 2010		1,000		$10		$33,596		$(19,179)	$14,427


  The accompanying notes are an integral part of these financial statements.

                          Medical Billing Choice Inc.
                     Consolidated Statement of Cash Flows

							For the Year Ended
							    December 31,
							2010		2009

Cash Flows from Operating Activities:
	Net (loss) income				$(31,309)	$12,130
	Adjustment to reconcile net income to net
	cash provided by operations:
	Depreciation					18,059		7,872
	Changes in assets and liabilities:
	Accounts receivable				8,642		(6,663)
	Accounts payable and accrued expenses		18,187		9,107
	Net Cash Provided by Operating Activities	13,579		22,446

Cash Flows from Investing Activities:
	Purchase of assets						(2,065)
	Net Cash (Used) in Operating Activities		-		(2,065)

Cash Flows from Financing Activities:
	Repayments of notes payable			(13,984)	(5,606)
	Net Cash (Used) in Operating Activities		(13,985)	(5,606)


Net increase/decrease in Cash				(406)		14,775

Cash at beginning of period				734		(14,041)

Cash at end of period					$329		$734

Supplemental cash flow information:
	Interest paid					$5,667		$2,644
	Taxes paid					$-		$-

Non-cash transactions:
	Restructuring charges to equity, net of
         debt exchange					$-		$91,200

  The accompanying notes are an integral part of these financial statements.

                         MEDICAL BILLING CHOICES, INC
                         NOTES TO FINANCIAL STATEMENTS
                    YEARS ENDED DECEMBER 31, 2010 and 2009

1.  Description of Business
Medical Billing Choices, Inc. ("MBC" or the "Company") was started in 1996 and organized as ARC Medical Billing Inc., (a North Carolina corporation) headquartered in Charlotte NC in 2002. ARC Medical Billing Inc. was reorganized as Medical Billing Choices Inc., (a North Carolina corporation) dba ARC Medical Billing in May of 2009 and became a full service medical billing outsourcing firm. We specialize in complete accounts receivable outsourcing, from insurance billing to self-pay collections, for small to mid-level medical practices of all specialties. We service clients nationwide but major focus is in the southeastern US. The Company operates as an S-Corporation for corporate tax purposes.

2.  Accounting Policies and Basis of Presentation

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States.

Use of Estimates

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Financial Instruments

The carrying amounts of cash, receivables and current liabilities approximated fair value due to the short-term maturity of the instruments. Debt obligations, when present, are carried at cost, which approximate fair value due to the prevailing market rate for similar instruments.
Fair Value Measurement

All financial and nonfinancial assets and liabilities were recognized or disclosed at fair value in the financial statements. This value was evaluated on a recurring basis (at least annually). Generally accepted accounting principles in the United States define fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on a measurement date. The accounting principles also established a fair value hierarchy which required an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Three levels of inputs were used to measure fair value.

*	Level 1: Quotes market prices in active markets for identical assets or liabilities.

*	Level 2: Observable market based inputs or unobservable inputs that were corroborated by market data.

*	Level 3: Unobservable inputs that were not corroborated by market data.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business from sales activities in each of the Company's business segments. The Company considers accounts more than 90 days old to be past due. The Company uses the allowance method for recognizing bad debts. When an account is deemed uncollectible, it is written off against the allowance. The Company generally does not require collateral for its accounts receivable. The Company considers all accounts receivable to be collectable and consequently has provided no allowance for doubtful accounts.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is computed by applying the straight-line method to the estimated useful lives of the related assets. Useful lives range from 3 to 7 years for office equipment, furniture and fixtures. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. When property or equipment is retired or otherwise disposed of, the net book value of the asset is removed from the Company's balance sheet and the net gain or loss is included in the determination of operating income. Property, plant and equipment acquired as part of a business acquisition is valued at fair value.

Impairment of Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets at least annually. Impairment losses were recorded on long-lived assets used in operations when indicators of impairment were present and the undiscounted future cash flows estimated to be generated by those assets were less than the
assets' carrying amount.   If such assets were impaired, the impairment to be
recognized was measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of were reported at the lower of the carrying value or fair value, less costs to sell.

Revenue Recognition

The Company contracts with various medical providers to process the invoices for services and bill the various government and private third party payers or the patient for the services. The Company receives payment for these services on a percentage of collections rate basis on short-term contracts. The providers are billed when payment for the medical charges are collected.

The Company also provides consulting services on billing and collecting processes to medical providers on fee for services basis. These services are billed as services are providing according the contract.

Advertising Costs

The costs of advertising are expensed as incurred. Advertising expenses are included in the Company's operating expenses.

Income Taxes

B.	For the years ended December 31, 2010 and 2009, the Company had elected to be taxes as an S-Corporation. As such, the taxable income is passed-through to the owners and taxed on their personal returns. Therefore no provision or benefit for income taxes is provided in these statements. The Company follows the guidance provided by FIN 48, Accounting for Uncertainty in Income Taxes, for reporting uncertain tax provisions.

Effect of Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. No new standards had any material effect on the financial statements. Accounting pronouncements issued subsequent to the date of these financial statements were considered significant by management and evaluated for the potential effect on these financial statements. Management does not believe any subsequent pronouncements will have a material effect on these financial statements as presented and does not anticipate the need for any future restatement of these financial statements because of the retro-active application of any accounting pronouncements issued subsequent to December 31, 2010 through the date these financial statements were issued.

3.  Notes Payable

The Company is party to vehicle loans. At December 31, 2010 and 2009 long term debt consisted of the following:

									 	    December 31,
										2011		2009

Commercial loan with a finance company, dated September 1, 2009, in the original amount of $38,800 and bearing interest at 8%.  Principle and interest payments in the amount of $775.47 are payable for 60 months ending on August
31, 2014. This note is secured by a lien on a vehicle with a carrying value of
$28,453 at December 31, 2010.							$29,530		$36,181

Commercial loan with a finance company, dated September 1, 2009, in the original amount of $42,700 and bearing interest at 8%.  Principle and interest payments in the amount of $854.41 are payable for 60 months ending on August
31, 2014. This note is secured by a lien on a vehicle with a carrying value of
$31,313 at December 31, 2010							32,480		39,813

										62,010		75,994
Less current portion								(15,427)	(13,985)
										$46,583		$62,009

Principal maturities of notes payables for the next five years and thereafter are as follows:

	Period ended December 31,
   	2011				$15,427
   	2012				16,706
   	2013				18,094
   	2014				11,783
   	2015 and thereafter		-
					$62,010

4.  Related Party Transactions

From time to time, certain employees were paid consulting fees for services outside their normal duties. Total amounts paid to related parties for the years ended December 31, 2010 and 2009 were $25,200 and $21,000 respectively

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

5.  Commitments and Contingencies

From time to time the Company may be a party to litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company's financial position or results of operations.

The Company leases office space in Charlotte, North Carolina under a lease ending March 31, 2011. The Company also leases a vehicle under a lease ending August 31, 2011. Rent expense for the office for the years ended December 31, 2010 and 2009 was $29,804 and $25,153, respectively.

The minimum future lease payments on the office and vehicle are as follows:

	Year ended December 31,

	2011			$21,500
	2012			$2,860
	2013			$-
	2014			$-
	2015 and thereafter	$-


6.  Subsequent Events

Subsequent to December 31, 2010, the shareholder entered into an agreement to sell 100% of the shares in the Company under an installment agreement. The Company then entered in to a significant contract with a party related to the prospective buyers to process the billings for Trident Laboratories, Inc.

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the filing with the Securities and Exchange Commission ("SEC") that would have a material impact on our financial statements.